THE WRIGHT MANAGED BLUE CHIP SERIES TRUST





             SEMI-ANNUAL REPORT
             JUNE 30 , 1999





            o   Wright Selected Blue Chip Equities Portfolio
            o   Wright International Blue Chip Equities Portfolio

The Wright Managed Blue Chip Series Trust
-------------------------------------------------------------------------------



Wright Managed Blue Chip Series Trust is a diversified, open-end management investment company, that is designed to be the funding vehicle for insurance contracts offered by participating insurance companies. Shares of the Trust are offered exclusively to the separate accounts of such insurance companies. Two managed investment portfolios of the Trust and their investment objectives are described below:

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable, current income by investing primarily in equity securities of well-established U.S. companies that meet the investment adviser's quality standards.

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.






Table of Contents
-------------------------------------------------------------------------------




                                                                  Page

Investment Objectives   ..................................inside front cover
Letter to Shareholders   ..........................................1
Management Discussion   ...........................................2

Wright Selected Blue Chip Portfolio
         Portfolio of Investments..................................4
         Financial Statements......................................6

Wright International Blue Chip Portfolio
         Portfolio of Investments..................................9
         Financial Statements.....................................11

Notes to Financial Statements   ..................................14

Letter to Shareholders
-------------------------------------------------------------------------------



                                   July, 1999



Dear Shareholders:

     Investors spent much of the first half of 1999 worrying whether the Federal Reserve would raise interest rates. On the final day of the half, the Fed obliged, raising the federal funds rate 25 basis points to 5.0%. The rate was not exactly a surprise; midway through the second quarter, Fed policy makers had announced a shift to a monetary policy biased toward tightening. But the Fed did surprise investors on June 30, when it returned its monetary policy stance back to neutral, suggesting that maybe we won't need more tightening after all. Needless to say, investors in stock and bond markets worldwide responded positively to this news.
     Long-term interest rates have climbed by over 100 basis points from last October's lows. With signs of economic recovery appearing in Asia and Latin America, the liquidity premium that investors paid for Treasuries during last fall's crisis has narrowed, as one would expect. The bulk of the rise in bond yields since last summer, however, has resulted from rising expectations of Fed tightening. Ironically, although the Fed has raised rates only 25 basis points, the entire Treasury yield curve is 25-50 basis points above the more normal levels that prevailed before the arrival of last summer's global financial crisis and subsequent Fed easing.
     For investors willing to look beyond the current uncertainty about the Fed's interest rate policy, the yields available in the U.S. bond market today are quite attractive - particularly if we are right about inflation staying low. The U.S. economy was robust as the first half was coming to an end, but inflation pressures remain modest thanks to strong growth in productivity, ample global capacity and competitive markets. Corporate profits were at a record level in the first quarter of 1999, and this stronger trend is persisting in the second quarter. This is positive for the stock market, as is the improvement in market breadth seen since March. In June, there were signs that investors were starting to nibble at the big technology stocks that sold off in April and May; smaller stocks have for the most part maintained their momentum. The speculative fever in Internet stocks, which are down an average of 25% from their highs, appears to have broken.
     The countdown to Y2K is now at six months, and Wright has essentially completed the migration to Y2K-compliant portfolio accounting and client interface systems. We are on schedule to a summer completion for the transition of our investment information systems from mainframe to a PC-based network.
Wright securities analysts continue to monitor the Y2K compliance of companies on the Approved Wright Investment List. In the end, we believe that diversified portfolios of high-quality securities provide the best protection against short-run Y2K problems for any individual security.
     The global economic environment has improved in 1999, and while higher interest rates will probably bring some slowing in the U.S. as we draw near to Y2K, we expect growth to continue at a respectable rate. Add to this our forecast of low inflation and an improved bond market, and the result is a generally favorable environment for equities. Still, we doubt that equity investors can finesse away the issue of valuation ad infinitum. In other words, more modest returns to stocks should be expected going forward.
     As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability. The paragraphs below discuss the various economic, political and market factors affecting the investment performance of the Wright Equity Portfolios during the first half of 1999 and prospects for the period ahead.

                                   Sincerely,

                                   /s/ Peter M. Donovan

                                   Peter M. Donovan, President

Management Discussion
-------------------------------------------------------------------------------



     Considering the rise in interest rates and some serious profit taking in Internet issues, U.S. stocks performed quite well during the first half of 1999. A spurt early in the second quarter taking the market to new peaks was followed by a period in which little upward progress was made. Investors fretted about rising interest rates, higher inflation, and a possible tightening by the Fed. On the last day of June, when the Fed raised rates 25 basis points (but also shifted monetary policy into neutral), stocks rallied on relief that the action wasn't more extreme. For the first half, stocks in the Americas and in the Pacific generally performed strongly, while Europe's gains were relatively modest.

     The second quarter saw the start of a correction in some of the stock market imbalances that had developed over the previous year. For most of 1998 and the first quarter of 1999, the market was dominated by a few large technology stocks, especially Internet-related issues. In the second quarter, however, the earnings prospects of cyclical stocks improved on evidence that the U.S. economy remained on solid ground, while many high-P/E growth stocks were done in by rising interest rates. Investors took profits in some of the high-priced stocks in the Internet, health care and consumer staples sectors. The value half of the S&P 500 outperformed the growth half, while basic materials and capital goods stocks outperformed technology in the quarter. The small- and mid-cap sectors outdistanced large-cap stocks by 7%-8% for the quarter, their best relative performance in 18 months. The breadth of the market advance improved over the course of the quarter.

     The second quarter's market flip-flop is a hopeful sign that fundamentals still matter. As the third quarter got underway, at first it seemed that the market was trying to reestablish tech stocks as the market leaders, but this was followed by another bout of profit taking in the sector. Market leadership is shifting from day to day. WIS is hopeful that the better sense of value that returned to the market in the second quarter will win out; this, along with improvement in market breadth, would be a good sign for the long-term survival of the bull market.

     Economic fundamentals are positive for stocks. There is no evidence that the U.S. expansion will falter (barring excessive tightening by the Fed, which we believe is unlikely), and profit prospects are improving. Nevertheless, the fact that the market is at a near record P/E even though bond yields are up some 100 basis points from last fall's lows points up the market's risk. If a correction does develop, most affected will be the overvalued favorites that have dominated the market for the last 18 months. Many lower-profile, high-quality stocks are priced at levels that still offer attractive investment returns.



WRIGHT SELECTED BLUE CHIP PORTFOLIO

     After a tough first quarter for all but a handful of big stocks, the market backed away a bit from big-cap stocks and showed renewed appreciation of the value in the rest of the market. This worked to the benefit of the Wright Selected Blue Chip Portfolio (WSBCP) during the second quarter. For the April-June period, the WSBCP's mid-cap orientation helped the portfolio return 13.0%. That was well ahead of the 7.0% returned by both the S&P 500 and the Lipper equity fund average, but slightly behind the 14.1% return of the S&P MidCap 400. For the first half of 1999, the Selected Blue Chips returned 7.6%, compared to 12.4% for the S&P 500, 6.9% for the S&P MidCaps and 11.7% for the Lipper fund average.

     Compared to the S&P 500, the WSBCP's second-quarter performance benefited from its lower weighting in big-cap, high-P/E stocks and health care issues, as well as an overweighting in capital goods stocks, which performed well. If the market continues to turn away from favoring size for its own sake, the Wright Selected Blue Chip Portfolio has the potential to gain more ground on the S&P
500. Despite their excellent appreciation in the second quarter, the issues in the WSBC Portfolio had an average P/E of under 20 at June 30, as compared with 28 for the S&P MidCaps and 34 for the S&P 500.

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

For the second quarter of 1999, foreign markets overall lagged U.S. stocks. In dollar terms, European markets were virtually unchanged in the quarter; Asian markets, on the other hand, returned more than 10%. For the April-July period, the FT/S&P Actuaries World ex U.S. index returned 4.0% in dollars. The Wright International Blue Chip Portfolio (WIBCP) returned 2.2%. For the first half of 1999, the WIBC Portfolio had a 2.1% decline, as compared with a 6.3% advance for the FT World ex U.S. index.

Underweighting in Japan and Hong Kong, strong markets in the first half of 1999, and in oil-related stocks detracted from the WIBCP's relative showing, as did the weakness in the euro. The prospect of improving economic conditions in Europe and Asia bodes well for the international stock market values in coming quarters. Another plus is the relatively attractive valuation of many stocks in Europe and the Pacific region relative to U.S. equities. One caveat: a correction in the U.S. could affect other markets.

Wright Selected Blue Chip Portfolio (WSBCP)
------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)


                                       Shares        Value
------------------------------------------------------------------------------


 EQUITY INVESTMENTS - 95.7%

APPAREL - 3.6%
Liz Claiborne....................      700     $    25,550
VF Corp.........................     1,600          68,400
                                               -----------
                                               $    93,950
                                               -----------

AUTOMOTIVE - 4.5%
Dana Corporation.................      800     $    36,850
Johnson Controls Inc.............    2,000          48,519
Superior Industries Int'l. Inc...    1,200          32,775
                                               -----------
                                               $   118,144
                                               -----------

BEVERAGES - 0.7%
Coca-Cola Co.....................      300     $    18,750
                                               -----------


CHEMICALS - 0.6%
Rohm & Haas Company..............      331     $    14,192
                                               -----------


CONSTRUCTION - 2.7%
Jacobs Engineering Group*........      800     $    30,400
Southdown, Inc...................      620          39,835
                                               -----------
                                               $    70,235
                                               -----------


DIVERSIFIED - 3.6%
Lancaster Colony Corp............    1,600     $    55,200
Tyco Int'l.......................      400          37,900
                                               -----------
                                               $    93,100
                                               -----------


DRUGS, COSMETICS & HEALTHCARE - 7.0%
Bard (C.R.)......................    1,100     $    52,594
Johnson & Johnson................      800          78,400
Merck & Co., Inc.................      700          51,800
                                               -----------
                                               $   182,794
                                               -----------


ELECTRONICS - 19.1%
Adobe Systems Inc................      900     $    73,941
Dallas Semiconductor.............    1,000          50,500
Gateway 2000, Inc................      800          47,200
Intel Corporation................    1,000          59,500
International Business Machines..      600          77,550
Microsoft Corp...................      500          45,092
Solectron Corp...................      900          60,018
Sun Microsystems, Inc.*..........    1,200          82,650
                                               -----------
                                               $   496,451
                                               -----------


FINANCIAL - 24.3%
Ambac Financial Group, Inc.......    1,300     $    74,261
BB&T Corporation.................    1,800          66,038
Commerce Bancshares Inc..........    1,000          40,250
Compass Bancshares...............    2,400          65,400
Edwards (A.G.), Inc..............    1,550          49,988
Federal National Mort. Assoc.....    1,000          68,375
First Security Corp..............    3,100          84,475
KeyCorp (New)....................    2,000          64,250
MBIA Inc.........................    1,000          64,750
Southtrust Corp..................    1,450          55,644
                                               -----------
                                               $   633,431
                                               -----------



FOOD - 1.6%
Universal Foods Corp.............    2,000     $    42,250
                                               -----------



MACHINERY & EQUIPMENT - 3.0%
Ingersoll Rand Co................    1,200     $    77,550
                                               -----------



METAL PRODUCERS - 1.2%
Carpenter Technology.............    1,100     $    31,419
                                               -----------



METAL PRODUCTS MANUFACTURERS - 4.0%
Mueller Industries*..............    1,200     $    40,725
Snap-on Inc......................    1,000          36,188
Trinity Industries...............      800          26,800
                                               -----------
                                               $   103,713
                                               -----------


OIL, GAS & COAL - 2.2%
Chevron Corp.....................      400     $    38,075
Mobil Corp.......................      200          19,800
                                               -----------
                                               $    57,875
                                               -----------


RECREATION - 3.6%
Brinker International Inc*.......    1,400     $    38,063
Brunswick Corporation............    2,000          55,750
                                               -----------
                                               $    93,813
                                               -----------


RETAILERS - 3.2%
Ross Stores Inc..................    1,100     $    55,413
Wal-Mart Stores Inc..............      600          28,950
                                               -----------
                                               $    84,363
                                               -----------

TRANSPORTATION - 2.6%
Comair Holdings, Inc.............      975     $    20,292
U.S. Freightways Corp............    1,000          46,313
                                               -----------
                                               $    66,605
                                               -----------


UTILITIES - 7.0%
Duke Energy Corp.................    1,100     $    59,813
NiSource, Inc....................      900          23,231
SBC Communications, Inc..........    1,000          58,000
TECO Energy, Inc.................    1,800          40,950
                                               -----------
                                               $   181,994
                                               -----------


MISCELLANEOUS - 1.2%
Marsh & McLennan Cos. Inc........      400     $    30,200
                                               -----------



TOTAL INVESTMENTS - 95.7%
(identified cost, $1,960,308)....              $ 2,490,829


OTHER ASSETS
LESS LIABILITIES - 4.3%..........                  112,967
                                               -----------


NET ASSETS - 100.0%..............              $ 2,603,796
                                               ============


* Non-income-producing security.



See notes to financial statements

Wright Selected Blue Chip Portfolio (WSBCP)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (unaudited)
-------------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost......................     $ 1,960,308
     Unrealized appreciation..............         530,521
                                               ------------
       Total value (Note 1A)..............     $ 2,490,829

   Cash...................................         118,259
   Dividends receivable...................           2,241
   Receivable from investment adviser.....          17,255
                                               ------------
     Total Assets.........................     $ 2,628,584
                                               ------------


LIABILITIES:

   Payable for investments purchased......     $    19,180
   Accrued expenses.......................           5,608
                                               ------------
     Total Liabilities....................     $    24,788
                                               ------------


NET ASSETS................................     $ 2,603,796
                                               =============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 1,830,290
Accumulated net realized gain on investment
   transactions...........................         218,393
Unrealized appreciation of investments....         530,521
Accumulated undistributed net investment
   income.................................          24,592
                                               ------------
   Net assets applicable to outstanding shares $ 2,603,796
                                               =============

SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................         188,881
                                               =============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $13.79
                                               =============



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income --
   Dividends..............................     $    21,437
                                               ------------

Expenses --
   Investment Adviser fee (Note 3)........     $     8,989
   Administrator fee (Note 3).............             690
   Compensation of Trustees not affiliated with
     the Investment Adviser or Administrator         3,393
   Custodian and transfer agent fees (Note 1D)       8,610
   Audit..................................          11,975
   Legal..................................           4,487
   Printing...............................             792
   Amortization of organization expense
     (Note 1E)............................              37
   Miscellaneous..........................           4,753
                                               ------------
       Total expenses.....................     $    43,726
                                               ------------


Deduct --
   Preliminary reduction of Investment Adviser
     fee (Note 3).........................     $     8,989
   Preliminary allocation of expenses to the
     Investment Adviser (Note 3)..........          17,255
   Reduction of Custodian fee (Note 1D)...           1,574
                                               ------------
       Total deducted.....................     $    27,818
                                               ------------
       Net expenses.......................     $    15,908
                                               ------------
          Net investment income...........     $     5,529
                                               ------------



REALIZED AND UNREALIZED GAIN:

Net realized gain on investment transactions   $   218,441
Change in unrealized appreciation of
  investments.............................         (26,995)
                                               ------------
   Net realized and unrealized gain.......     $   191,446
                                               ------------

   Net increase in net assets from operations  $   196,975
                                               =============



See notes to financial statements

Wright Selected Blue Chip Portfolio (WSBCP)
-----------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999         Dec. 31,1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE IN NET ASSETS:

   From operations -
     Net investment income......................................................     $      5,529          $     10,489
     Net realized gain on investment transactions...............................          218,441               216,359
     Change in unrealized appreciation of investments...........................          (26,995)             (330,517)
                                                                                        ----------            ----------

       Net increase (decrease) in net assets from operations....................     $    196,975          $   (103,669)

   Distributions to shareholders from net realized gain on
     investment transactions (Note 2)...........................................         (216,028)             (307,343)
   Distributions to shareholders from net investment income (Note 2)............          (10,601)                    -
   Net increase (decrease) from Portfolio share transactions (exclusive of
     amounts allocated to net investment income) (Note 4).......................         (847,704)              467,135
                                                                                        ----------            ----------

       Net increase (decrease) in net assets....................................     $   (877,358)         $     56,123


NET ASSETS:

   At beginning of period.......................................................        3,481,154             3,425,031
                                                                                        ----------            ----------

   At end of period.............................................................     $  2,603,796          $  3,481,154
                                                                                       ===========           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME.......................................................................     $     24,592          $     29,664
                                                                                       ===========           ===========




See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------

                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Portfolio (WSBCP)        1999(6)      1998          1997         1996         1995         1994(5)
---------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period            $  14.000    $  15.650    $   14.000   $   11.410   $    9.320    $  10.000
                                                ---------    ---------    ---------    ---------    ---------     ---------

Income from investment operations:
  Net investment income1                        $   0.064    $   0.020    $    0.110   $    0.170   $    0.100    $   0.092
  Net realized and unrealized gain (loss)           0.859       (0.270)        3.780        2.430        2.345       (0.712)
                                                ---------    ----------   ----------    ---------    ---------     ---------

   Total income (loss) from investment
     operations                                 $   0.923    $  (0.250)   $    3.890   $    2.600    $   2.445    $  (0.620)
                                                ---------    ----------    ---------    ---------     ---------     ---------

Less distributions:
  Dividends from investment income              $  (0.053)   $   -        $    -       $   (0.010)  $   (0.070)   $  (0.060)
  Distributions from capital gains                 (1.080)      (1.400)       (2.240)       -           (0.285)       -
  Return of capital                                 -            -             -            -            -            -
                                                ---------    ----------    ---------    ----------    ----------    ---------

   Total distributions                          $  (1.133)   $  (1.400)   $   (2.240)  $   (0.010)  $   (0.355)   $  (0.060)
                                                ---------    ---------    -----------   ----------    ----------    ---------

Net asset value, end of period                  $  13.790    $  14.000    $   15.650   $   14.000   $   11.410    $   9.320
                                                ===========  ===========  ===========  ===========  ===========   ===========

Total return(3)                                      7.57%      (2.65%)        32.1%        22.8%        26.3%        (6.2%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)         $   2,604     $  3,481     $   3,425   $    2,668   $    2,239    $   1,452
  Ratio of total expenses to averag
    net assets(1)                                   1.26%(2)(4)  1.27%(4)      1.30%(4)     1.27%(4)     1.60%(4)     1.15%(2)
  Ratio of net income to average net assets(1)      0.40%(2)     0.30%         0.70%        1.14%        0.96%        1.16%(2)
  Portfolio turnover rate                             29%          49%           40%          68%          64%          74%

------------------------------------------------------------------------------------------------------------------------------

(1)During each of the periods presented, the investment adviser and/or the administrator voluntarily reduced their fees and the investment adviser was allocated a portion of the portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

                                                   1999(6)      1998          1997         1996         1995         1994(5)
-----------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share          $  (0.240)   $  (0.036)   $    0.030   $    0.066   $   (0.017)   $ (0.078)
                                                ===========  ===========  ===========  ===========  ===========   ===========
Ratios (as a percentage of average net assets):
  Expenses                                          3.16%(2)     2.11%         1.81%        1.97%        2.72%       3.30%(2)
                                                ===========  ===========  ===========  ===========  ===========   ===========
  Net investment income (loss)                     (1.50%)(2)   (0.54%)        0.19%        0.44%       (0.16%)     (0.99%)(2)
                                                ===========  ===========  ===========  ===========  ===========   ===========

------------------------------------------------------------------------------------------------------------------------------

(2)Annualized.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or policies. If these charges had been included, the total return would be reduced.
(4)During the periods presented, custodian fees were reduced by credits resulting from cash balances the portfolio maintained with the custodian
   (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets would have been as follows:

                                                   1999(6)       1998          1997         1996         1995
-----------------------------------------------------------------------------------------------------------------

   Actual ratio of net expenses                     1.15%        1.15%         1.15%        1.06%        1.15%

-----------------------------------------------------------------------------------------------------------------

(5)For the period from  January 6, 1994 (start of business) to December 31, 1994.
(6)For the six months ended June 30, 1999 (unaudited)

See notes to financial statements

Wright International Blue Chip Portfolio (WIBCP)
------------------------------------------------------------------------------
Portfolio of Investments - June 30, 1999 (Unaudited)


                                     Shares        Value
------------------------------------------------------------------------------


   EQUITY INVESTMENTS - 93.4%


AUSTRIA - 2.3%
Bank Austria AG..................      400     $    21,043
                                               -----------


CANADA - 8.2%
Loblaw Companies Ltd.............      800     $    20,189
Magna Int'l. Inc. Class A........      306          17,233
Power Financial Corp.............      950          17,972
Teleglobe Inc....................      600          17,850
                                               -----------
                                               $    73,244
                                               -----------


DENMARK - 1.9%
Tele Denmark.....................      350     $    17,176
                                               -----------



FRANCE - 11.4%
Alcatel..........................      175     $    24,640
Axa Company FRF60................      150          18,304
Pinault-Printemps Redoute SA.....       65          11,157
SAGEM SA.........................       40          26,736
Valeo............................      260          21,455
                                               -----------
                                               $   102,292
                                               -----------


GERMANY - 6.6%
Bayerische Motoren Werke AG......       30          20,640
DaimlerChrysler..................      200          17,775
Veba AG..........................      350          20,578
                                               -----------
                                               $    58,993
                                               -----------


GREECE - 2.2%
National Bank of Greece..........      300     $    19,625
                                               -----------


ITALY - 4.6%
Benetton Group...................   12,000     $    23,642
Telecom Italia Mobile............    3,000          17,917
                                               -----------
                                               $    41,559
                                               -----------


JAPAN - 10.4%
Bellsystem24 Inc.................       50     $    20,420
Bridgestone Corporation..........    1,000          30,228
Honda Motor Co., Ltd.............    1,000          42,369
                                               -----------
                                               $    93,017
                                               -----------



MEXICO - 4.2%
Cemex X.A. - CPO.................    3,842     $    18,940
Telefonos de Mexico S.A..........    4,600          18,394
                                               -----------
                                               $    37,334
                                               -----------


NETHERLANDS - 11.5%
Abn Amro Holdings................      676     $    14,643
CSM N.V. Cert....................      517          25,838
Getronics N.V....................      622          23,931
Ing Groep N.V....................      408          22,095
Unilever NV-CVA..................      250          16,852
                                               -----------
                                               $   103,359
                                               -----------


SOUTH AFRICA - 1.9%
Sasol Beperk Limited.............    1,300     $     9,270
Tiger Oats Limited...............      900           8,198
                                               -----------
                                               $    17,468
                                               -----------

SPAIN - 7.5%
Endesa S.A. Sponsored ADR........    1,000     $    21,250
Repsol S.A.......................    1,500          30,636
Telefonica.......................      312          15,033
                                               -----------
                                               $    66,919
                                               -----------


SWEDEN - 5.3%
Atlas Copco AB A Free............      800     $    21,809
Ericsson AB B Free...............      800          25,671
                                               -----------
                                               $    47,480
                                               -----------



SWITZERLAND - 3.7%
Novartis AG-ADR..................      200     $    14,602
Schweizerische Rueckversich......       10          19,053
                                               -----------
                                               $    33,655
                                               -----------



UNITED KINGDOM - 11.7%
Airtours.........................    2,700     $    21,437
Astrazeneca PLC..................      600          23,185
Cable & Wireless.................    1,350          17,205
Wm. Morrison Supermarkets PLC....    9,800          22,231
Wolseley PLC.....................    2,837          21,362
                                               -----------
                                               $   105,420
                                               -----------


TOTAL INVESTMENTS - 93.4%
(identified cost, $770,633)......              $   838,584


OTHER ASSETS
LESS LIABILITIES - 6.6%..........                   59,625
                                               -----------


NET ASSETS - 100.0%..............              $   898,209
                                               ===========






ADR - American Depositary Receipt

See notes to financial statements

Wright International Blue Chip Portfolio (WIBCP)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 1999 (unaudited)
-------------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost......................     $   770,633
     Unrealized appreciation.............           67,951
                                               ------------
       Total value (Note 1A)..............     $   838,584

   Cash...................................          33,413
   Receivable for Fund shares sold........          25,951
   Dividends receivable...................           1,356
   Receivable from Investment Adviser.....          31,468
   Receivable for foreign taxes withheld..             954
                                               ------------
     Total assets.........................     $   931,726
                                               ------------


LIABILITIES:

   Foreign cash overdraft.................     $     8,281
   Payable for Fund shares reacquired.....          16,961
   Payable for open forward foreign currency
     exchange contracts (Notes 1J & 9)....              49
   Accrued expenses.......................           8,226
                                               ------------
     Total liabilities....................     $    33,517
                                               ------------


NET ASSETS................................     $   898,209
                                               =============
NET ASSETS CONSIST OF:

Paid-in capital...........................     $   797,293
Accumulated net realized gain on investment
   and foreign currency transactions......          39,809
Unrealized appreciation of investments and
   translations of assets and liabilities in
   foreign currencies.....................          67,934
Accumulated undistributed net investment loss       (6,827)
                                               ------------


   Net assets applicable to outstanding shares $   898,209
                                               =============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................          87,673
                                               =============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $10.24
                                               =============



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income --
   Dividends..............................     $    12,371
   Less: Foreign taxes....................          (1,123)
                                               ------------
     Total investment income..............     $    11,248
                                               ------------

Expenses --
   Investment Adviser fee (Note 3)........     $     4,322
   Administrator fee (Note 3).............             271
   Compensation of Trustees not affiliated with
     the Investment Adviser or Administrator         3,393
   Custodian and transfer agent fees (Note 1D)      15,843
   Audit..................................          11,975
   Legal..................................           4,487
   Printing...............................             792
   Amortization of organization expense
     (Note 1E)............................              33
   Miscellaneous..........................           5,234
                                               ------------
       Total expenses.....................     $    46,350
                                               ------------

Deduct --
   Preliminary reduction of Investment
     Adviser fee (Note 3).................     $     4,294
   Preliminary reduction of Administrator fee
     (Note 3).............................             271
   Preliminary allocation of expense to the
     Investment Adviser  (Note 3).........          31,468
   Reduction of Custodian fee (Note 1D)...             611
                                               ------------
       Total deducted.....................     $    36,644
                                               ------------

       Net expenses.......................     $     9,706
                                               ------------

          Net investment income...........     $     1,542
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investment and
   foreign currency transactions..........     $    39,804
Change in unrealized appreciation of investments
   and translation of assets and liabilities
   in foreign currency....................         (76,112)
                                               ------------
   Net realized and unrealized loss.......     $   (36,308)
                                               ------------

   Net decrease in net assets from operations  $   (34,766)
                                               =============


See notes to financial statements

Wright International Blue Chip Portfolio (WIBCP)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 1999       Dec. 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income (loss)...............................................     $      1,542          $     (3,031)
     Net realized gain on investments and foreign currency
       transactions.............................................................           39,804               156,207
     Change in unrealized appreciation of investments and translation
       of assets and liabilities in foreign currency............................          (76,112)              (56,731)
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from operations....................     $    (34,766)         $     96,445

   Distributions to shareholders from net realized gain
     on investment transactions (Note 2)........................................         (151,303)              (68,163)
   Net decrease from Portfolio share transactions (exclusive of
     amounts allocated to net investment income) (Note 4).......................         (191,591)             (163,101)
                                                                                        ----------            ----------
       Net decrease in net assets...............................................     $   (377,660)         $   (134,819)


NET ASSETS:

   At beginning of period.......................................................        1,275,869             1,410,688
                                                                                        ----------            ----------

   At end of period.............................................................     $    898,209          $  1,275,869
                                                                                       ===========           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS...................................     $     (6,827)         $     (8,369)
                                                                                       ===========           ===========




See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Portfolio (WIBCP)   1999(6)      1998          1997         1996         1995         1994(5)
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........... $  12.260    $  11.800    $   11.810   $   10.060   $    9.140    $  10.000
                                                ---------    ---------    ---------    ---------    ---------     ---------

Income from investment operations:
  Net investment income (loss)(1).............. $   0.003    $  (0.023)   $    0.032   $   (0.043)  $    0.003    $   0.031
  Net realized and unrealized gain (loss)......    (0.290)       1.053         0.588        1.793        0.967       (0.886)
                                                ----------   ----------   -----------  -----------  ----------     ---------

   Total income (loss) from investment
      operations                                $  (0.287)   $   1.030    $    0.620   $    1.750    $   0.970    $  (0.855)
                                                ----------   ---------    -----------  -----------   ---------    ----------


  Less distributions:
   Dividends from investment income............ $   -        $   -        $    -       $    -       $   (0.005)   $  (0.005)
   Return of capital...........................     -            -             -            -           (0.013)+      -
   Distributions from capital gains............    (1.733)      (0.570)       (0.630)       -            -            -
   Tax distribution from paid-in capital.......     -            -             -            -           (0.032)       -
                                                ---------    ----------    ---------    ---------    ---------     ---------


   Total distributions......................... $  (1.733)   $  (0.570)   $   (0.630)  $    -       $   (0.050)   $  (0.005)
                                                 ---------    ---------    ---------    ---------    ---------     ---------


Net asset value, end of period................. $  10.240    $  12.260    $   11.800   $   11.810   $   10.060    $   9.140
                                                ===========  ===========  ===========  ===========  ===========   ===========
Total return3 .................................    (2.1%)        8.5%          5.7%        17.4%        10.6%        (8.1%)

Ratios/Supplemental Data:
  Net assets, end of period (000 omitted)......   $    898     $  1,276     $  1,411      $  1,457     $ 1,365    $ 1,229
  Ratio of total expenses to average net assets(1)   1.97(2)(4)   2.00%(4)     2.00%(4)      2.31%(4)    2.28%(4)   1.80%(2)
  Ratio of net income (loss) to average
    net assets(1)..............................      0.29%(2)    (0.21%)       0.25%       (0.42)%       0.06%      0.19%(2)
  Portfolio turnover rate......................        27%          61%          94%           44%         31%         0%

---------------------------------------------------------------------------------------------------------------------------------

(1)During each of the periods presented, the investment adviser and the administrator voluntarily reduced their fees, and the investment adviser was allocated a portion of the portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                   1999(6)       1998          1997         1996         1995         1994(5)
-----------------------------------------------------------------------------------------------------------------------------

Net investment loss  per share................. $  (0.068)   $  (0.369)   $   (0.262)  $   (0.253)  $   (0.920)   $ (0.434)
                                                ===========  ===========  ===========  ===========  ===========   ===========
Ratios (as a percentage of average net assets):
  Expenses.....................................     8.83%2       5.16%         4.30%        4.37%        4.18%       4.65%2
                                                ===========  ===========  ===========  ===========  ===========   ===========
  Net investment loss..........................    (6.57%)2     (3.37%)       (2.05%)      (2.47%)      (1.85%)     (2.66%)2
                                                ===========  ===========  ===========  ===========  ===========   ===========

--------------------------------------------------------------------------------------------------------------------------------

(2)Annualized.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4)During the periods presented, custodian fees were reduced by credits resulting from cash balances the portfolio maintained with the custodian
   (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets in each period would have been as follows:

                                                   1999         1998          1997         1996         1995
-----------------------------------------------------------------------------------------------------------------

  Actual ratio of net expenses                     1.85%        1.85%         1.85%        1.85%        1.85%

-----------------------------------------------------------------------------------------------------------------

(5)For the period from  January 6, 1994 (start of business) to December 31, 1994.
(6)For  the  six  months  ended  June  30,  1999  (unaudited).
(+)Represents a distribution in excess of net investment income.

See notes to financial statements

Notes to Financial Statements
-------------------------------------------------------------------------------


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Blue Chip Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of two diversified separate portfolios: Wright Selected Blue Chip Portfolio (WSBCP), and Wright International Blue Chip Portfolio (WIBCP) (the "Portfolios"). The shares of the Portfolios are sold only to variable accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market, are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the last reported bid price. Investments for which valuations are not readily available and for WIBCP investments for which material events affecting the value of such securities occurred after the closing of the exchange on which they are primarily traded but prior to the valuation of the Fund will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

  B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

  D. Expense Reduction - The Portfolios have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  E. Deferred Organization Expenses - Costs incurred by the Portfolios in connection with their organization are being amortized on a straight-line basis over five years from the date the Portfolio commenced operations.

  F. Equalization - The WSBCP and WIBCP Portfolios follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Portfolio shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Portfolio shares.

  G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  H. Interim Financial Information - The interim financial statements relating to June 30, 1999 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  I. Other - Investment transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolios are informed of the ex-dividend date.

  J. Forward Foreign Currency Contracts - WIBCP may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. WIBCP will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

(2)  DISTRIBUTIONS

     Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. However, the Trustees may decide to declare dividends at other intervals. All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually. All distributions will be distributed in the form of additional full and fractional shares of the Portfolios and not in cash. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting treatments may result in reclassifications among various components of net assets.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Portfolios pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average monthly net assets which rate is adjusted as average monthly net assets exceed certain levels. The Trust also has engaged Eaton Vance Management (Eaton Vance or Administrator) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average monthly net assets which rate is reduced as average monthly net assets exceed certain levels. For the six months ended June 30, 1999, the effective annual rate for advisory and administration charges for each Portfolio was as follows:

                                           WSBCP                 WIBCP

         Investment Advisory               0.65%                 0.82%
         Administration                    0.05%                 0.05%

     To enhance the net income of the Portfolios, Wright and Eaton Vance reduced their fees and Wright made an assumption of a portion of each Portfolio's expenses as follows:

                                                                      WSBCP                 WIBCP

         Preliminary reduction of Investment Adviser fees           $ 8,989               $ 4,294
         Preliminary allocation of expense to the Investment Adviser 17,255                31,468
         Preliminary reduction of Administrator fees                     -                    271

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Portfolio shares were as follows:

                                                  Six Months Ended                 Year Ended
                                              June 30, 1999 (unaudited)         December 31, 1998
                                               Shares         Amount          Shares         Amount
---------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Portfolio -
     Sales..................................   17,773     $    240,438      271,428     $ 4,112,949
     Issued to shareholders in payment
       of distributions declared............   18,425          226,629       19,559         307,343
     Redemptions............................  (95,930)      (1,314,771)    (261,262)     (3,953,157)
                                              --------     ----------       --------    ----------

         Net increase (decrease)............  (59,732)     $  (847,704)      29,725     $   467,135
                                             =========     ============    =========    ============

Wright International Blue Chip Portfolio  -
     Sales..................................    8,858      $   103,348      152,535     $ 1,924,884
     Issued to shareholders in payment
       of distributions declared............   15,029          151,303        5,243          68,163
     Redemptions............................  (40,243)        (446,242)    (173,285)     (2,156,148)
                                              --------     ------------    ---------    ------------

         Net decrease.......................  (16,356)     $  (191,591)     (15,507)    $  (163,101)
                                             =========     ============    =========    ============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, for the six months ended June 30, 1999, were as follows:

                           Wright Selected               Wright International
     (Unaudited)         Blue Chip Portfolio              Blue Chip Portfolio
-------------------------------------------------------------------------------

     Purchases  -        $     792,832                    $     276,396
                           ============                     ============
     Sales  -            $   1,848,953                    $     608,053
                           ============                     ============



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 1999, as computed on a federal income tax basis, are as follows:

                                       Wright Selected     Wright International
     (Unaudited)                     Blue Chip Portfolio   Blue Chip Portfolio
-------------------------------------------------------------------------------

     Aggregate cost.................  $  1,960,308          $    770,633
                                      ============          ============
     Gross unrealized appreciation..  $    598,069          $    128,075
     Gross unrealized depreciation..       (67,548)              (60,124)
                                      ------------           ------------

     Net unrealized appreciation....  $    530,521           $     67,951
                                      ============           ============

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The Wright International Blue Chip Portfolio invests in securities issued by companies whose principal business activities are outside the United States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(8)  LINE OF CREDIT

     The Portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Portfolio based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating portfolios at the end of each quarter. The Portfolios did not have significant borrowings or allocated fees during the six months ended June 30, 1999.


(9)  FINANCIAL INSTRUMENTS

     WIBCP regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment WIBCP has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 1999, WIBCP had the following forward foreign currency exchange contracts open:

                                                                               Net        Unrealized
Settlement                                   Contracts   In Exchange For    Contracts    Appreciation
Date              Currency                  to Deliver (in U. S. Dollars)   at Value    (Depreciation)
--------------------------------------------------------------------------------------------------------------

PURCHASES
 7/01/99          Danish Krone               122,349        $17,077         $16,962         $(115)
SALES
 7/06/99          Great Britain Pound         11,172         17,666          17,600             66

At June 30, 1999, WIBCP had sufficient cash and/or securities to cover any commitments under these contracts.

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard, Bridgeport, CT 06604



Semi-Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President and Trustee
Dorcas R. Hardy, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Richard E. Taber, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer



Administrator

Eaton Vance Management
255 State Street
Boston, Massachusetts 02109




Investment Adviser

Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604




Custodian and Transfer Agent

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116




     This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus. Shares of the Trust are only available to the separate accounts of insurance companies